UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2022

Entera Bio Ltd.
(Exact Name of Registrant as Specified in Its Charter)

Israel	001-38556	00-0000000
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

KIRYAT HADASSAH, MINRAV BUILDING – FIFTH FLOOR, JERUSALEM, Israel 9112002
(Address of principal executive offices) (Zip Code)

+972-2-532-7151
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value of NIS 0.0000769	ENTX	Nasdaq Capital Market
Warrants, each Warrant exercisable for half of an Ordinary Share at an exercise price of $5.85 per Ordinary Share	ENTXW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported by Entera Bio Ltd., a company organized under the laws of the State of Israel (the “Company”), on May 7, 2021, the Company entered into an At Market Issuance Sales Agreement (the “Original Sales Agreement”) with B. Riley Securities, Inc. (the “Agent”), relating to the Company’s issuance and sale, from time to time, of its ordinary shares. On May 27, 2022, the Company entered into an Amended and Restated At Market Issuance Sales Agreement (the “A&R Sales Agreement”) together with the Agent for the purpose of amending the Original Sales Agreement to effect conforming changes necessary to provide for the fact that the Company is no longer a foreign private issuer. The A&R Sales Agreement otherwise retains all material terms of the Original Sales Agreement. The A&R Sales Agreement provides for the sale of shares in transactions that are deemed to be “at the market offerings” as defined in Rule 415 under the Securities Act pursuant to the Company’s Registration Statement on Form S-3, to be filed on May 27, 2022.

The foregoing description of the A&R Sales Agreement is only a summary and is qualified in its entirety by reference to the full text of the A&R Sales Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference in this Item 1.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1*	Amended and Restated At Market Issuance Sales Agreement, dated May 27, 2022, by and between Entera Bio Ltd. and B. Riley Securities, Inc.

104	Cover Page Interactive Data File

*
Pursuant to Item 601(a)(5) of Regulation S-K, schedules and similar attachments to this exhibit have been omitted because they do not contain information material to an investment or voting decision and such information is not otherwise disclosed in such exhibit. The Company will supplementally provide a copy of any omitted schedule or similar attachment to the U.S. Securities and Exchange Commission or its staff upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENTERA BIO LTD.

Date: May 27, 2022	By:	/s/ Spiros Jamas
Name: Spiros Jamas Title: Chief Executive Officer